                  SECURITIES AND EXCHANGE COMMISSION


                        WASHINGTON, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                    Date of Report: August 16, 1999

            AmeriCredit Automobile Receivables Trust 1999-A
        (Exact Name of Registrant as specified in its charter)


       United States                 333-36365                 88-0359494
       -------------                 ---------                 ----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                    Identification Number)


                     c/o AmeriCredit Financial Services,
                                    Inc.
                         Attention: Daniel E. Berce
                              200 Bailey Avenue
                             Fort Worth, TX 76107
                            (Address of Principal
                              Executive Office)

                               (817) 332-7000
                          Registrant's phone number

Item 5.          Other Events

         Information relating to distributions to Noteholders for the July, 1999 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, and the Class A-4 Asset Backed Notes (collectively, the "Notes") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period, both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of February 12, 1999 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.           Financial Statements, Exhibits

      Exhibit No.   Exhibit
      -----------   -------
        99.1        Preliminary Servicer's Certificate and Servicer's Certificate for the July,
                    1999 Collection Period relating to the Notes issued by the Registrant pursuant to the Agreement.

                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmeriCredit Automobile Receivables Trust 1999-A

By:  AmeriCredit Financial Services, Inc., as Servicer

/s/      Daniel E. Berce
         Daniel E. Berce
         Vice Chairman and
         Chief Financial Officer



August 16, 1999

                            EXHIBIT INDEX

Exhibit
-------
  99.1              Preliminary Servicer's Certificate and Servicer's Certificate for the
                    July, 1999 Collection Period relating to the Notes issued by the
                    Registrant.

                       AmeriCredit Automobile Receivables Trust 1999-A
                            Class A-1 4.980 % Asset Backed Notes
                            Class A-2 5.383 % Asset Backed Notes
                            Class A-3 5.740 % Asset Backed Notes
                            Class A-4 5.880 % Asset Backed Notes
                                  Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:   07/01/99
Monthly Period Ending:      07/31/99

I.       MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                    CLASS A-1        CLASS A-2        CLASS A-3         CLASS A-4        TOTAL
                                                    ---------        ---------        ---------         ---------        -----
    A. Preliminary End of period Note Balance    $43,355,940     $235,000,000     $130,000,000      $195,000,000   $603,355,940
                                                --------------------------------------------------------------------------------

    B. Deficiency Claim Amount                             0                0                0                 0              0

    C. End of period Note Balance                $43,355,940     $235,000,000     $130,000,000      $195,000,000   $603,355,940
                                                ================================================================================

    D. Note Pool Factors                          30.968529%      100.000000%      100.000000%       100.000000%     86.193706%
                                                ================================================================================

II.      RECONCILIATION OF SPREAD ACCOUNT:

    A. Preliminary End of period Spread Account balance                                                       $20,999,999
                                                                                                        ------------------

    B. Priority First - Deficiency Claim Amount from
           preliminary certificate                                                                                      0
                                                                                                        ------------------

    C. End of period Spread Account balance                                                                   $20,999,999
                                                                                                        ------------------

X.       PERFORMANCE TESTS:

    A.       Delinquency Ratio
               (1) Receivables with Scheduled Payment
                     delinquent more than 60 days
                     at end of period                                                           $12,391,082
                                                                                         -------------------
               (2) Purchased Receivables with Scheduled Payment delinquent more than 60 days at end of period
                                                                                         -------------------
               (3) Beginning of period Principal Balance                                        645,653,750
                                                                                         -------------------
               (4) Delinquency Ratio (1)+(2) divided by (3)                                                                  1.92%
                                                                                                              ---------------------
               (5) Previous Monthly Period Delinquency Ratio                                                                 1.54%
                                                                                                              ---------------------
               (6) Second previous Monthly Period Delinquency Ratio                                                          1.25%
                                                                                                              ---------------------
               (7) Average Delinquency Ratio (4)+(5)+(6)
                        divided by 3                                                                                         1.57%
                                                                                                              ---------------------
               (8) Compliance (Delinquency Test Failure is a
                          Delinquency Ratio equal to or greater than 5.00%)                                                    yes
                                                                                                              ---------------------


    B.  Cumulative Default Rate
          (1) Defaulted Receivables in Current Period                                     $5,522,716
                                                                                  -------------------
          (2) Cumulative Defaulted Receivables Including
               Defaulted Receivables in Current Period                                    18,964,184
                                                                                  -------------------
          (3) Original Pool Balance                                                      699,999,967
                                                                                  -------------------
          (4) Cumulative Default Rate (2) divided by (3)                                                                2.71%
                                                                                                         ---------------------
          (5) Compliance (Default Test Failure is a Cumulative
                Default Rate equal to or greater than 5.26%.)                                                            yes
                                                                                                          ---------------------

                                             1


    C.  Cumulative Net Loss Rate
           (1) Receivables becoming Liquidated Receivables during period             $4,403,868
                                                                             -------------------
           (2) Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period
                                                                             -------------------
           (3) Cram Down Losses occurring during period
                                                                             -------------------
           (4) Liquidation Proceeds collected during period                          (2,009,418)
                                                                             -------------------
           (5) Net Losses during period (1)+(2)+(3)-(4)                               2,394,450
                                                                             -------------------
           (6) Net Losses since Initial Cut-off Date (Beginning of Period)            2,596,256

           (7) Cumulative Net Loss Rate Before 50% of 90 Day
                 Delinquencies (5) + (6) divided by (9)                                                                   0.71%
                                                                                                           ---------------------
           (8) 50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                  3,732,567
                                                                             --------------------
           (9) Original Aggregate Principal Balance plus
                 Pre-Funded Amount as of the Closing Date                          700,000,000
                                                                             --------------------
           (10) Cumulative Net Loss Rate (5)+(6)+(8)
                  divided by (9)                                                                                          1.25%
                                                                                                           ----------------------
           (11) Compliance (Net Loss Test Failure is a
                  Net Loss Rate equal to or greater than 3.01%.)                                                             yes
                                                                                                           ---------------------


    D.  Extension Rate
           (1) Principal Balance of Receivables extended during current
                 period                                                              $6,308,782
                                                                             ---------------------
           (2) Beginning of Period Aggregate Principal Balance                      645,653,750
                                                                             ---------------------
           (3) Extension Rate (1) divided by (2)                                                                           0.98%
                                                                                                           ---------------------
           (4) Previous Monthly Extension Rate                                                                             0.57%
                                                                                                           ---------------------
           (5) Second previous Monthly Extension Rate                                                                      0.26%
                                                                                                           ---------------------
           (6) Average Extension Rate (3)+(4)+(5)
                    divided by 3                                                                                           0.60%
                                                                                                           ---------------------
           (7) Compliance (Extension Test Failure is an
                      Extension Rate equal to or greater than 4%.)                                                         yes
                                                                                                           ---------------------

XI.     DELINQUENCY:


     A.  Receivables with Scheduled Payment delinquent
           (1)      31-60 days                                             3,881              $50,249,499           7.78%
                                                                         --------------------------------------------------
           (2)      61-90 days                                               733                9,454,027           1.46%
                                                                         --------------------------------------------------
           (3)      over 90 days                                             218                2,937,055           0.45%
                                                                         --------------------------------------------------

           Receivables with Scheduled Payment delinquent
               more than 30 days at end of period                          4,832              $62,640,581           9.70%
                                                                         ==================================================



By:        --------------------------------------
Name:      PRESTON A. MILLER
           -----------------
Title:     EXECUTIVE VICE PRESIDENT AND TREASURER
           --------------------------------------
Date:      AUGUST 4, 1999
           --------------

                 AmeriCredit Automobile Receivables Trust 1999-A
                      Class A-1 4.980 % Asset Backed Notes
                      Class A-2 5.383 % Asset Backed Notes
                      Class A-3 5.740 % Asset Backed Notes
                      Class A-4 5.880 % Asset Backed Notes
                       Preliminary Servicer's Certificate



This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                          07/01/99
Monthly Period Ending:                             07/31/99

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.       Beginning of period Aggregate Principal Balance                                                 $645,653,750
                                                                                                            ---------------

     B.       Purchase of Subsequent Receivables                                                                         0
                                                                                                            ---------------

     C.       Monthly Principal Amounts

                (1)     Collections on Receivables outstanding
                              at end of period                                          16,400,910
                                                                                      -------------
                (2)     Collections on Receivables paid off
                              during period                                              5,402,396
                                                                                      -------------
                (3)      Receivables becoming Liquidated Receivables
                              during period                                              4,403,868
                                                                                      -------------
                (4)      Receivables becoming Purchased Receivables
                              during period
                                                                                      -------------
                (5)      Cram Down Losses occurring during period
                                                                                      -------------
                (6)      Other Receivables adjustments                                     126,860
                                                                                      -------------
                (7)       Less amounts allocable to Interest                            (9,569,779)
                                                                                      -------------

                Total Monthly Principal Amounts                                                                 16,764,255
                                                                                                            ---------------

     D.       End of period Aggregate Principal Balance                                                       $628,889,495
                                                                                                            ===============

     E.       Pool Factor                                                                                        89.841361%
                                                                                                            ===============


II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                    CLASS A-1        CLASS A-2        CLASS A-3          CLASS A-4        TOTAL
                                                    ---------        ---------        ---------          ---------        -----
 A. Beginning of period Note Balance               $63,015,691     $235,000,000      $130,000,000      $195,000,000   $623,015,691
                                                 ----------------------------------------------------------------------------------

 B. Noteholders' Principal Distributable Amount     16,764,255                0                 0                 0     16,764,255
 C. Noteholders' Accelerated Principal Amount        2,821,721                0                 0                 0      2,821,721
 D. Accelerated Payment Amount Shortfall                73,775                0                 0                 0         73,775
 E. Note Prepayment Amount                                   0                0                 0                 0              0
 F. Deficiency Claim Amount                                  0                0                 0                 0              0
                                                 ----------------------------------------------------------------------------------


 G. End of period Note Balance                     $43,355,940     $235,000,000      $130,000,000      $195,000,000   $603,355,940
                                                 ==================================================================================

 H. Note Pool Factors                               30.968529%      100.000000%       100.000000%       100.000000%     86.193706%
                                                 ==================================================================================


III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:


    A.   Beginning of period Pre-Funding Account balance                                                  $0
                                                                                   --------------------------
    B.   Purchase of Subsequent Receivables                                      0
                                                                 ------------------
    C.   Investment Earnings                                                     0
                                                                 ------------------
    D.   Investment Earnings Transfer to Collections Account                     0
                                                                 ------------------
    E.   Payment of Mandatory Prepayment Amount
                                                                 ------------------
                                                                                                          0
                                                                                  --------------------------
F.   End of period Pre-Funding Account balance                                                           $0
                                                                                  ==========================

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

    A.   Total Monthly Principal Amounts                                                         $16,764,255
                                                                                   --------------------------
    B.   Required Pro-forma Security Balance                           566,000,546
                                                                 ------------------
    C.   Pro-forma Security Balance (Assuming 100%
           Paydown of Total Monthly Principal Amounts)                 606,251,436
                                                                 ------------------
    D.   Step-down Amount  (B. - C.)                                                                       0
                                                                                   --------------------------
    E.   Principal Distributable Amount  (A.- D.)                                                $16,764,255
                                                                                   ==========================


V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

    A.   Beginning of period Capitalized Interest
           Account balance                                                                                 $0
                                                                                          -------------------
    B.   Monthly Capitalized Interest Amount                                      0
                                                                -------------------
    C.   Investment Earnings                                                      0
                                                                -------------------
    D.   Investment Earnings Transfer to Collections Account                      0
                                                                -------------------
    E.   Payment of Overfunded Capitalized Interest Amount                        0
                                                                -------------------
    F.   Payment of Remaining Capitalized Interest Account                        0
                                                                -------------------
                                                                                                           0
                                                                                   --------------------------
    G.   End of period Capitalized Interest Account balance                                               $0
                                                                                   ==========================

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

    A.    Available Funds:

           (1) Collections on Receivables during period
                     (net of Liquidation Proceeds)                      $21,803,306
                                                                 -------------------
           (2)  Liquidation Proceeds collected
                     during period                                        2,009,418
                                                                 -------------------
           (3)  Purchase Amounts deposited in Collection
                      Account
                                                                 -------------------
           (4)  (a) Investment Earnings - Collection Accoun                  58,967
                                                                 -------------------
                (b) Investment Earnings - Transfer
                      From Prefunding Account                                     0
                                                                 -------------------
                (c) Investment Earnings - Transfer
                      From Capitalized Interest Account                           0
                                                                 -------------------
           (5)  Collection of Supplemental Servicing Fees
                (a) Extension Fees                                           56,075
                                                                 -------------------
                (b) Repo and Recovery Fees Advanced                          69,004
                                                                 -------------------
                (c) Other Fees                                               90,521
                                                                 -------------------
           (6)       Monthly Capitalized Interest Amount                          0
                                                                 -------------------
           (7)       Mandatory Prepayment Amount
                                                                 -------------------

           Total Available Funds                                         24,087,291
                                                                 -------------------

   B.   Distributions:

           (1)      Base Servicing Fee and Supplemental Servicing Fees
                 (a)       Base Servicing Fee                             1,210,601
                                                                 -------------------
                 (b)       Repo and Recovery Fees                            69,004
                                                                 -------------------
                 (c)       Bank Service Charges                              13,934
                                                                 -------------------
                 (d)       Other Fees                                        90,521
                                                                 -------------------
           (2)      Agent fees                                                  417
                                                                 -------------------
           (3)      Refunds of Overpayments paid by AFS                      17,912
                                                                 -------------------
           (4)      Noteholders' Interest Distributable Amount
                      (a)        Class A - 1                                261,515
                                                                 -------------------
                      (b)        Class A - 2                              1,054,171
                                                                 -------------------
                      (c)        Class A - 3                                621,833
                                                                 -------------------
                      (d)        Class A - 4                                955,500
                                                                 -------------------

           (5)      Noteholders' Principal Distributable Amount
                      (a)        Class A - 1                             16,764,255
                                                                 -------------------
                      (b)        Class A - 2                                      0
                                                                 -------------------
                      (c)        Class A - 3                                      0
                                                                 -------------------
                      (d)        Class A - 4                                      0
                                                                 -------------------

           (6)      Security Insurer Premiums                               205,907
                                                                 -------------------

           Total distributions                                                                     21,265,570
                                                                                    --------------------------

   C.   Excess Available Funds  (or Deficiency Claim Amount )                                       2,821,721
                                                                                     --------------------------

   D.   Noteholders' Accelerated Principal Amount                                                  (2,821,721)
                                                                                     --------------------------

   E.   Deposit to Spread Account                                                                          $0
                                                                                     ==========================

                                                 2


VlI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

    A.   Excess Available Funds  (VI.C.)                                   $2,821,721
                                                                      ----------------------
    B.   Pro Forma Security Balance    (II.A.-II.B.)                      606,251,436
                                                                      ----------------------
    C.   Required Pro Forma Security Balance
           (90% x (I.D.+III.F.)                                           566,000,546
                                                                      ----------------------
    D.   Excess of Pro Forma Balance over Required
           Balance   (B. - C.)                                             40,250,890
                                                                      ----------------------
    E.   End of Period  Class A-1 Note Balance
           (before accel. payments)                                        46,251,436
                                                                      ----------------------
    F.   Greater of D. or E.                                               46,251,436
                                                                      ----------------------
    G.   Accelerated Principal Amount
           (lesser of  A. or F.)                                                                        $2,821,721
                                                                                             ----------------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

    A.   Pro Forma Security Balance                                      $606,251,436
                                                                ----------------------
    B.   Required Pro Forma Security Balance                              566,000,546
                                                                ----------------------
    C.   Excess of Pro Forma Balance over Required
           Balance   (A. - B.)                                             40,250,890
                                                                ----------------------
    D.   End of Period  Class A-1 Note Balance
           (before accel. payments)                                        46,251,436
                                                                ----------------------
    E.   Greater of C. or D.                                               46,251,436
                                                                ----------------------
    F.   Excess Available Funds  (VI.C.)                                    2,821,721
                                                                ----------------------
    G.   Investment Earnings on Collection Account                             58,967
                                                                ----------------------
    H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                               $43,488,682
                                                                                              ----------------------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

    A.   Beginning of period Spread Account balance                                                     $20,999,999
                                                                                               ---------------------

    B.   Additions to Spread Account
           (1) Deposits from Collections Account (VI. E.)                           0
                                                                ----------------------
           (2) Investment Earnings                                             73,775
                                                                ----------------------
           (3) Deposits Related to Subsequent Receivables
                       Purchases                                                    0
                                                                ----------------------

           Total Additions                                                                                    73,775
                                                                                            -------------------------

    C.   Spread Account balance available for  withdrawals                                                21,073,774
                                                                                            --------------------------

    D.    Requisite Amount of Spread Account
          (1) Initial Spread Account Deposit                              $15,275,260
                                                               ----------------------
          (2) Subsequent Spread Account Deposits                            5,724,739
                                                               ----------------------
          (3) Total Initial & Subsequent Spread
                Account Deposits (1)+(2)                                   20,999,999
                                                               ----------------------
          (4) $100,000                                                        100,000
                                                               ----------------------
          (5) 1 1/2% of Original Pool
                Balance (total deliveries)                                $10,500,000
                                                               ----------------------
          (6) End of period Note Balance (before accel.
                principal shortfall calc)                                 603,429,715
                                                               ----------------------
          (7) Lesser of (5) or (6)                                         10,500,000
                                                               ----------------------
          (8) Floor Amount Greater of (4) or (7)                           10,500,000
                                                               ----------------------
          (9) Aggregate Principal Balance                                 628,889,495
                                                               ----------------------
         (10) End of period Note Balance (before accel.
                principal shortfall calc)                                 603,429,715
                                                               ----------------------
         (11) Line (9) less line (10)                                      25,459,780
                                                               ----------------------
         (12) OC level     (11) / (9)                                           4.05%
                                                               ----------------------
         (13) 13% less OC level, if OC level is
                greater than 10%                                                  n/a
                                                               ----------------------
         (14) If OC level is equal to or greater than
                10%, Percent in (13) x End of Period
                Aggregate Principal Balance                                       n/a
                                                               ----------------------
         (15) If OC level is less than 10%, 3% of
                Original Pool Balance (total deliveries)                   20,999,999
                                                               ----------------------
         (16) 15% of end of period Aggregate Principal
                Balance if Trigger Date                                           n/a
                                                               ----------------------

         Requisite Amount of Spread Account (either (3),
                (8), (14), (15), or (16) as applicable)                                                   20,999,999
                                                                                           --------------------------

    E.    Withdrawals from Spread Account
           (1)       Priority First - Deficiency Claim Amount                       0
                                                               ----------------------
           (2)       Priority Second through Third
                                                               ----------------------
           (3)       Priority Fourth - Accelerated Payment
                       Amount Shortfall                                    43,488,682
                                                               ----------------------
                       Accelerated Payment Amount Shortfall
                         in Excess of Requisite Amount                         73,775
                                                               ----------------------
           (4)       Priority Fifth through Sixth
                                                               ----------------------
           (5)       Priority Seventh - to Servicer
                                                               ----------------------

           Total withdrawals                                                                                  73,775
                                                                                           --------------------------


    F.    End of period Spread Account balance                                                           $20,999,999
                                                                                           --------------------------

                                                3

X.         MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

    A.    Beginning of period number of Receivables                                                            51,145
                                                                                            --------------------------

    B.    Number of Subsequent Receivables Purchased                                                                0
                                                                                            --------------------------

    C.    Number of Receivables becoming Liquidated
                 Receivables during period                                                                        344
                                                                                             --------------------------

    D.    Number of Receivables becoming Purchased
                 Receivables during period
                                                                                             --------------------------

    E.    Number of Receivables paid off during period                                                            470
                                                                                             --------------------------

    F.    End of period number of Receivables                                                                  50,331
                                                                                             ==========================


XI.         STATISTICAL DATA:

    A.    Weighted Average APR of the Receivables                                                                18.57%
                                                                                             --------------------------

    B.    Weighted Average Remaining Term of the Receivables                                                     51.23
                                                                                             --------------------------

    C.    Average Receivable Balance                                                                           $12,495
                                                                                             --------------------------

    D.    Aggregate Realized Losses                                                                         $4,990,706
                                                                                             --------------------------




By:                     --------------------------------------
Name:                   PRESTON A. MILLER
                        --------------------------------------
Title:                  EXECUTIVE VICE PRESIDENT AND TREASURER
                        --------------------------------------
Date:                   AUGUST 3, 1999
                        --------------

                                                4